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                                                                EXHIBIT 10.25

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT ("Amendment") is made this 1st day of February, 1999, by and between CONVERGENT COMMUNICATIONS, INC., a Colorado corporation ("Employer" or the "Company") and JOHN J. PHIBBS ("Employee").

     A. The Parties have entered into that certain Employment Agreement dated March 3, 1997, as amended by that certain First Amendment to Employment Agreement dated April 13, 1998 (collectively the "Agreement");

     B. The Parties desire to amend and modify certain of the terms and conditions of the Agreement;

     NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and in the Agreement, the Parties agree as follows:

     1.  Compensation and Benefits.
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         1.1  Section 3.1 of the Agreement shall be amended to increase
Employee's annual base salary to One Hundred Seventy-Five Thousand Dollars ($175,000.00).

         1.2 Section 3.2 of the Agreement shall be amended to change Employee's target bonus to Seventy-Five Percent (75%), commencing with the 1999 fiscal year and thereafter.

     2.  Other Terms and Conditions.  All other terms and conditions of the
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Agreement shall remain in full force and effect, as if fully stated herein.

     3.  Capitalized Terms.  Capitalized terms, and other defined terms, shall
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have the same meaning as that accorded to them in the Agreement, unless the context requires otherwise.

     4.  Conflict.  If there are any conflicting terms or conditions between the
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terms and conditions of this Amendment and the terms and conditions of the
Agreement, the terms and conditions of this Amendment shall control.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

          CONVERGENT COMMUNICATIONS, INC., JOHN J. PHIBBS a Colorado corporation


By /s/ John R. Evans                    /s/ John J. Phibbs
  ____________________________________  ___________________________________
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     John R. Evans, Chief Executive Officer

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